DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                               $1,000.00
Beginning OFFER                                                     $23.66
Initial Shares                                                      42.265


  Fiscal      Beginning         Dividends        Reinvested       Cumulative
   Year         Shares         for Period          Shares           Shares

--------------------------------------------------------------------------------
   1996         42.265           $0.000            0.000            42.265
--------------------------------------------------------------------------------







Ending Shares                                         42.265
Ending NAV                               x            $25.55
                                                   ---------
                                                   $1,079.87
Less: CDSC                                            $10.00
                                                   ---------
Investment Return:                                 $1,069.87

Total Return Performance
------------------------
Investment Return                                  $1,069.87
Less Initial Investment                            $1,000.00
                                                   ---------
                                                      $69.87 / $1,000.00 x 100

Total Return:                                           6.99%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                  $1,000.00
Beginning OFFER                                                        $23.66
Initial Shares                                                         42.265


  Fiscal      Beginning          Dividends         Reinvested       Cumulative
   Year         Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         42.265            $0.000              0.000           42.265
--------------------------------------------------------------------------------









Ending Shares                                          42.265
Ending NAV                                     x       $25.55
                                                    ---------
Investment Return                                   $1,079.87

Total Return Performance
------------------------
Investment Return                                   $1,079.87
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $79.87 / $1,000.00 x 100

Total Return:                                            7.99%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                               $1,000.00
Beginning OFFER                                                     $24.11
Initial Shares                                                      41.477


  Fiscal      Beginning         Dividends         Reinvested        Cumulative
   Year         Shares         for Period           Shares            Shares

--------------------------------------------------------------------------------
   1996         41.477           $0.000             0.000             41.477
--------------------------------------------------------------------------------







Ending Shares                                         41.477
Ending NAV                                      x     $25.55
                                                   ---------
                                                   $1,059.74
Less: CDSC                                            $10.00
                                                   ---------
Investment Return:                                 $1,049.74

Total Return Performance
------------------------
Investment Return                                  $1,049.74
Less Initial Investment                            $1,000.00
                                                   ---------
                                                      $49.74 / $1,000.00 x 100

Total Return:                                           4.97%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

Initial Investment                                                  $1,000.00
Beginning OFFER                                                        $24.11
Initial Shares                                                         41.477


  Fiscal      Beginning          Dividends         Reinvested       Cumulative
   Year         Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         41.477            $0.000              0.000           41.477
--------------------------------------------------------------------------------






Ending Shares                                        41.477
Ending NAV                                    x      $25.55
                                                  ---------
Investment Return                                 $1,059.74

Total Return Performance
------------------------
Investment Return                                 $1,059.74
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $59.74 / $1,000.00 x 100

Total Return:                                          5.97%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                               $1,000.00
Beginning OFFER                                                     $22.62
Initial Shares                                                      44.209


  Fiscal      Beginning         Dividends         Reinvested       Cumulative
   Year         Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         44.209           $0.000             0.000            44.209
--------------------------------------------------------------------------------







Ending Shares                                        44.209
Ending NAV                                     x     $25.55
                                                  ---------
                                                  $1,129.54
Less: CDSC                                           $10.00
                                                  ---------
Investment Return:                                $1,119.54

Total Return Performance
------------------------
Investment Return                                 $1,119.54
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $119.54 / $1,000.00 x 100

Total Return:                                         11.95%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                  $1,000.00
Beginning OFFER                                                        $22.62
Initial Shares                                                         44.209


  Fiscal      Beginning          Dividends         Reinvested       Cumulative
   Year         Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         44.209            $0.000              0.000            44.209
--------------------------------------------------------------------------------













Ending Shares                                          44.209
Ending NAV                                     x       $25.55
                                                    ---------
Investment Return                                   $1,129.54

Total Return Performance
------------------------
Investment Return                                   $1,129.54
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $129.54 / $1,000.00 x 100

Total Return:                                           12.95%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)

-------------------------------------------------------------------------------
-
Initial Investment                                               $1,000.00
Beginning OFFER                                                     $22.76
Initial Shares                                                      43.937


  Fiscal      Beginning         Dividends         Reinvested       Cumulative
   Year         Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         43.937           $1.170             2.338            46.275
--------------------------------------------------------------------------------







Ending Shares                                         46.275
Ending NAV                                     x      $25.55
                                                   ---------
                                                   $1,182.33
Less: CDSC                                            $10.00
                                                   ---------
Investment Return:                                 $1,172.33

Total Return Performance
------------------------
Investment Return                                  $1,172.33
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $172.33 / $1,000.00 x 100

Total Return:                                          17.23%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                  $1,000.00
Beginning OFFER                                                        $22.76
Initial Shares                                                         43.937


  Fiscal      Beginning          Dividends         Reinvested       Cumulative
   Year         Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         43.937            $1.170             2.338            46.275
--------------------------------------------------------------------------------









Ending Shares                                          46.275
Ending NAV                                     x       $25.55
                                                    ---------
Investment Return                                   $1,182.33

Total Return Performance
------------------------
Investment Return                                   $1,182.33
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $182.33 / $1,000.00 x 100

Total Return:                                           18.23%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                               $1,000.00
Beginning OFFER                                                     $22.51
Initial Shares                                                      44.425


  Fiscal      Beginning         Dividends         Reinvested      Cumulative
   Year         Shares         for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         44.425           $1.170              2.364           46.789
--------------------------------------------------------------------------------







Ending Shares                                         46.789
Ending NAV                                      x     $25.55
                                                   ---------
                                                   $1,195.46
Less: CDSC                                             $0.00
                                                   ---------
Investment Return:                                 $1,195.46

Total Return Performance
------------------------
Investment Return                                  $1,195.46
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $195.46 / $1,000.00 x 100

Total Return:                                          19.55%

DELAWARE GROUP VALUE FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                  $1,000.00
Beginning OFFER                                                        $22.51
Initial Shares                                                         44.425


  Fiscal      Beginning          Dividends         Reinvested       Cumulative
   Year         Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1996         44.425            $1.170             2.364            46.789
--------------------------------------------------------------------------------









Ending Shares                                           46.789
Ending NAV                                       x      $25.55
                                                     ---------
Investment Return                                    $1,195.46

Total Return Performance
------------------------
Investment Return                                    $1,195.46
Less Initial Investment                              $1,000.00
                                                     ---------
                                                       $195.46 / $1,000.00 x 100

Total Return:                                            19.55%